UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2004

JCM Partners, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32653	94-3364323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2151 Salvio Street, Suite 325, Concord, California		94520
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-676-1966

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On December 8, 2004, Neal Nieuwenhuis, a member of the Board of Managers of JCM Partners, LLC (the "Company"), notified the Company of his decision to retire, effective as of April 1, 2005. Mr. Nieuwenhuis is a member of the Group II Managers with a term of office scheduled to expire at the 2007 annual meeting of members. The Company has not decided upon a successor to Mr. Nieuwenhuis.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM Partners, LLC

December 14, 2004	By:	Gayle M. Ing

Name: Gayle M. Ing
Title: President and Chief Executive Officer